Exhibit 10.4

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 19, 2018 (the “Amendment Effective Date”), is entered into by and among FuelCell Energy, Inc., a Delaware corporation (“Parent”), Versa Power Systems, Inc., a Delaware corporation (“Versa Delaware”), Versa Power Systems Ltd. a corporation organized under the laws of Alberta, Canada (“Versa Canada”), and each of Parent’s Subsidiaries that delivers a Joinder Agreement pursuant to Section 7.13 of the Loan and Security Agreement (hereinafter collectively referred to as the “Borrowers” and each, a “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as Lender, constituting the Required Lenders, and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, together with its successors and assigns in such capacity, “Agent”).

Borrower, the Lender and Agent are parties to a Loan and Security Agreement dated as of April 14, 2016 (as amended as of September 5, 2017, October 27, 2017, March 28, 2018 and August 29, 2018, and as may be further amended, restated or modified from time to time, the “Loan and Security Agreement”). The Borrowers have requested that Agent and Lender agree to certain amendments to the Loan and Security Agreement. Agent and Lender have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1	Definitions; Interpretation.

(a)          Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b)          Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2	Amendments to the Loan and Security Agreement.

(a)          The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:

(i)          New Definitions. The following definitions are added to Section 1.1 in their proper alphabetical order:

“Fifth Amendment” means that certain Fifth Amendment to Loan and Security Agreement dated as of December 19, 2018, among Borrowers, Lender and Agent.

“Fifth Amendment Effective Date” means December 19, 2018.

(ii)         Amended Definitions. The following definitions, as set forth in Section 1.1 are amended as follows:

(1)         Clause (x) of the definition of “Permitted Investment” is hereby amended and restated in its entirety as follows:

“(x) Investments in Project Companies (directly or indirectly through FuelCell Energy Finance, LLC or FuelCell Energy Finance II, LLC), as long as no Event of Default has occurred and is existing, pursuant to Project Roundtrip Transactions; provided that in each case substantially all of such invested proceeds are used (X) in connection with the development, construction, ownership and operation of Projects by Project Companies including with regard to proceeds that are paid by a Project Company to Borrower or any Affiliate thereof in connection with the acquisition or construction of equipment or other assets or services related to such Project; or (Y) solely with respect to Project Roundtrip Transactions, to repay Project Company Indebtedness;”

1

(2)         Clause (viii) of the definition of “Permitted Liens” is hereby amended and restated in its entirety as follows:

“(viii) Liens pursuant to any Project Company Indebtedness as long as such Liens are limited to the assets held by Project Companies and equity interests in Project Companies held by FuelCell Energy Finance, LLC or FuelCell Energy Finance II, LLC;”

(3)         The definition of “Project Companies” is hereby amended and restated in its entirety as follows:

““Project Companies” means those Subsidiaries of Borrower listed on Schedule AD or as may be created after the Closing Date solely to hold all the assets of a Project or to hold equity interests in other Project Companies or to function as a lead market participant for one or more Project Companies.”

(4)         The introductory clause of “Project Company Indebtedness” is hereby amended and restated in its entirety as follows:

““Project Company Indebtedness” means any Indebtedness, including Indebtedness listed on Schedule AB, that is incurred by either FuelCell Energy Finance, LLC, FuelCell Energy Finance II, LLC or Project Companies for which substantially all of the proceeds are used [. . .]”

(5)         Clause (b) of the definition of “Project Roundtrip Transaction” are amended and restated in their entirety as follows:

“(b) no Investment under a Project Roundtrip Transaction shall exceed $40,000,000.00 in each instance (i.e., no more than $40,000,000.00 outstanding from any Project Company before the proceeds have to be distributed back to Borrower to cover the amount invested dollar for dollar), and”

(6)         The definition of “Qualified Subsidiary” is amended and restated in its entirety as follows:

““Qualified Subsidiary” means any direct or indirect Domestic Subsidiary (other than the Project Companies, Permitted Shell Subsidiaries, FuelCell Energy Finance, LLC or FuelCell Energy Finance II, LLC) or Eligible Foreign Subsidiary.”

(iii)        Section 7.7. Clause (b)(i) of Section 7.7 is hereby amended in its entirety as follows:

“(i) a Subsidiary may pay dividends or make distributions to Borrower or to any Subsidiary that is, directly or indirectly, wholly owned by Borrower and”

(iv)        Schedules. As of the Fifth Amendment Effective Date, Schedule 1, Schedule 1A, Schedule 5.14, Schedule AB, Schedule AC and Schedule AD are amended and restated in their entirety as attached hereto.

(b)          References within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 3        Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

2

(a)          Fees and Expenses. The Parent shall have paid all attorney fees and other costs and expenses then due in accordance with Section 5(e), and (ii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.

(b)          This Amendment. Agent shall have received this Amendment, executed by Agent, the Lender and the Borrowers.

(c)          Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:

(i)          The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and

(ii)         There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4         Representations and Warranties. To induce Agent and Lender to enter into this Amendment, each Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Effect; and (c) that the information included in the Perfection Certificate delivered to Agent on the Amendment Effective Date is true and correct. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date).

SECTION 5	Miscellaneous.

(a)          Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lender’s and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Each Borrower hereby reaffirms the grant of security under Section 3.1 of the Loan and Security Agreement (including but not limited to the pledge of all shares and equity interests required under Sections 3.1 and 3.2 of the Loan and Security Agreement) and hereby reaffirms that such grant of security in the Collateral (including but not limited to the pledge of all shares and equity interests required under Sections 3.1 and 3.2 of the Loan and Security Agreement) secures all Secured Obligations under the Loan and Security Agreement and the other Loan Documents, and each Borrower hereby grants a security interest and lien in the shares of Fuel Cell Energy EU, B.V. to secure the Secured Obligations under the Loan Documents, in each case subject to the terms of Sections 3.1 and 3.2 of the Loan and Security Agreement.

(b)          Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

3

(c)          Release. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. Borrower waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

(d)          No Reliance. Each Borrower hereby acknowledges and confirms to Agent and the Lender that such Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(e)          Costs and Expenses. Each Borrower agrees to pay to Agent on the Amendment Effective Date the out-of-pocket costs and expenses of Agent and the Lenders party hereto, and the fees and disbursements of counsel to Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.

(f)          Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g)          Governing Law. This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

(h)          Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(i)          Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(j)          Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(k)          Loan Documents. This Amendment shall constitute a Loan Document.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

4

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWERS:

FuelCell Energy, Inc.

Signature:	/s/ Michael S. Bishop

Print Name:	Michael S. Bishop

Title:	Sr. Vice President, Chief Financial Officer

Versa Power Systems, Inc.

Signature:	/s/ Michael S. Bishop

Print Name:	Michael S. Bishop

Title:	Sr. Vice President, Chief Financial Officer

Versa Power Systems Ltd.

Signature:	/s/ Michael S. Bishop

Print Name:	Michael S. Bishop

Title:	Sr. Vice President, Chief Financial Officer

[Signature Page to Fith Amendment to Loan and Security Agreement]

AGENT:

HERCULES CAPITAL, INC.

Signature:	/s/ Jennifer Choe

Print Name:	Jennifer Choe

Title:	Assistant General Counsel

LENDER:

HERCULES FUNDING II, LLC

Signature:	/s/ Jennifer Choe

Print Name:	Jennifer Choe

Title:	Assistant General Counsel

[Signature Page to Fith Amendment to Loan and Security Agreement]

SCHEDULE 1

Subsidiaries

1.	Versa Power Systems, Inc., a Delaware corporation.

2.	Versa Power Systems, Ltd., a corporation organized under the laws of Alberta, Canada.

3.	FuelCell Energy Finance, LLC, a Connecticut limited liability company.

4.	FCE FuelCell Energy Ltd., a corporation organized under the laws of British Columbia, Canada.

5.	FCE Korea Ltd., a corporation organized under the laws of the Republic of Korea.

6.	FuelCell Energy Solutions GmbH, a corporation organized under the laws of Germany.

7.	FuelCell Energy EU B.V., a corporation organized under the laws of the Netherlands.

SCHEDULE 1A

Current Indebtedness

1.	Loan Agreement, dated April 29, 2008, by and between FUELCELL ENERGY, INC. and THE CONNECTICUT DEVELOPMENT AUTHORITY.

2.	Loan Agreement, dated March 5, 2013, by and between FuelCell Energy, Inc. and the Clean Energy Finance and Investment Authority.

3.	Assistance Agreement by and between the STATE OF CONNECTICUT Acting by the DEPARTMEBT OF ECONOMIC AND COMMUNITY DEVELOPMENT and FUELCELL ENERGY, INC. dated October 19, 2015 regarding a Phase I Loan and Phase 2 Loan to be made to Borrower with regard to the FuelCell Energy Expansion Project, as defined therein.

4.	Loan Agreement, dated July 30, 2014, by and between FUELCELL ENERGY FINANCE, LLC, a Connecticut limited liability company and NRG Energy, Inc., a Delaware corporation.

5.	Amended and Restated Lease Agreement, dated as of December 23, 2015, between PNC Energy Capital, LLC a Delaware limited liability company and UCI Fuel Cell, LLC a Delaware limited liability company.

6.	Guaranty, dated as of July 30, 2014 by FUELCELL ENERGY, INC. in favor of NRG ENERGY, INC.

7.	Master Guaranty Agreement, dated December 11, 2015 by FuelCell Energy, Inc. in favor of PNC Energy Capital LLC.

8.	Guaranty, dated April 28, 2014 by FuelCell Energy, Inc. for the benefit of the University of Bridgeport.

9.	Guaranty, dated October 13, 2015 by FuelCell Energy, Inc. for the benefit of the County of Alameda.

10.	Parent Guarantee, dated November 23, 2015 by FuelCell Energy, Inc. for the benefit of Pfizer Inc.

11.	Lease Guaranty, dated July 21, 2016 by FuelCell Energy, Inc. for the benefit of J.A.R. Associates.

12.	Guarantee, dated August 29, 2016, by FuelCell Energy, Inc. in favor of City of Riverside.

13.	Guaranty, dated May 18, 2017, by FuelCell Energy, Inc. in favor of the Trustees of Trinity College, Inc.

14.	Guaranty, dated October 18, 2017, by FuelCell Energy, Inc. in favor of the Connecticut Municipal Electric Energy Cooperative.

15.	Payment and Performance Guaranty, dated November 27, 2017, by FuelCell Energy, Inc. in favor of Toyota Motor North America, Inc.

16.	Irrevocable Standby Letter of Credit No. CTCS-285954, dated April 25, 2012, in favor of BIOFUELS FUEL CELL, LLC and U.S. BANKCORP COMMUNITY DEVELOPMENT CORPORATION and the BANK OF NEW YORK MELLON for the account of FUELCELL ENERGY, INC. for an amount of $4,800,000.

17.	Irrevocable Letter of Credit No. CTCS-767201, dated November 8, 2013 in favor of CIGNA HEALTH AND LIFE INSURANCE COMPANY for the account of FUELCELL ENERGY, INC. for the amount of $750,000.

18.	Standby Letter of Credit No. TTTS-700624 as amended by Amendment No. 1 dated May 24, 2013, in favor of THE TRAVELERS INDEMNITY COMPANY for the account of FUELCELL ENERGY, INC. for the amount of $100,000.

19.	Irrevocable Standby Letter of Credit No. CTCS-874167, dated January 16, 2015, in favor of UIL DISTRIBUTED RESOURCES, LLC for the account of FUELCELL ENERGY, INC. for the amount of $1,000,000.

20.	Irrevocable Standby Letter of Credit No. CTCS-840261, dated December 2, 2014, in favor if THE UNITED ILLUMINATING COMPANY, for the account of FUELCELL ENERGY, INC. for the amount of $518,736.

21.	Irrevocable Standby Letter of Credit No. CTCS-840219, dated December 2, 2014, in favor of THE UNITED ILLUMINATING COMPANY, for the account of FUELCELL ENERGY, INC. for the amount of $523,636.

22.	Standby Letter of Credit No. CTCS-809963 as amended by Amendment No. 3 dated November 18, 2014, in favor of ZURICH AMERICAN INSURANCE COMPANY, for the account of FUELCELL ENERGY, INC. for the amount of $1,200,000.

SCHEDULE 5.14

Capitalization

Common stock ($0.0001 par value). There are 225,000,000 shares authorized as of December 03, 2018. There are 98,912,230 shares issued and outstanding as of December 03, 2018.

Preferred Stock. The Company has 250,000 shares of Preferred Stock authorized for issuance.

At December 03, 2018, there are 64,020 shares of our 5% Series B Cumulative Convertible Perpetual Preferred Stock (Liquidation Preference $1,000) Series B Preferred Stock issued and outstanding.

As of December 03, 2018, there were 7,917 shares of Series C Preferred Stock issued and outstanding.

As of December 03, 2018, there were 29,690 shares of Series D Preferred Stock issued and outstanding.

Subsidiaries:

1.	Versa Power Systems, Inc., a Delaware corporation.

2.	Versa Power Systems, Ltd., a corporation organized under the laws of Alberta, Canada.

3.	FuelCell Energy Finance, LLC, a Connecticut limited liability company.

4.	FCE FuelCell Energy, Ltd. a corporation organized under the laws of British Columbia, Canada.

5.	FCE Korea Ltd., a corporation organized under the laws of the Republic of Korea.

6.	FuelCell Energy Solutions, GmbH, a corporation organized under the laws of Germany.

7.	FuelCell Energy EU, B.V., a corporation organized under the laws of the Netherlands.

SCHEDULE AC

Permitted Shell Subsidiaries

None.

SCHEDULE AD

Project Companies

1.	UCI Fuel Cell, LLC, a Delaware limited liability company.

2.	Riverside Fuel Cell, LLC, a Delaware limited liability company.

3.	Yaphank Fuel Cell Park, LLC, a New York limited liability company.

4.	CR Fuel Cell, LLC, a New York limited liability company.

5.	Montville Fuel Cell Park, LLC, Connecticut limited liability company.

6.	Eastern Connecticut Fuel Cell Properties, LLC, a Connecticut limited liability company.

7.	SRJFC, LLC, a Delaware limited liability company.

8.	Farmingdale Fuel Cell, LLC, a New York limited liability company.

9.	BRT Fuel Cell, LLC, a New York limited liability company.

10.	Bakersfield Fuel Cell 1, LLC, a Delaware limited liability company.

11.	Groton Fuel Cell 1, LLC, a Connecticut limited liability company.

12.	Groton Station Fuel Cell, LLC, a Connecticut limited liability company.

13.	Long Beach Trigen, LLC, a Delaware limited liability company.

14.	Central CA Fuel Cell 2, LLC, a Delaware limited liability company.

15.	New Britain Renewable Energy, LLC, a Delaware limited liability company.

16.	Central CT Fuel Cell 1, LLC, a Connecticut limited liability company.

17.	TRS Fuel Cell, LLC, a Connecticut limited liability company.

18.	Derby Fuel Cell, LLC, a Connecticut limited liability company.

19.	Homestead Fuel Cell 1, LLC, a Connecticut limited liability company.

20.	FuelCell Energy, Finance II, LLC, a Connecticut limited liability company.

21.	DFC ERG CT, LLC, a Connecticut limited liability company.